Exhibit 99.1

GOLDEN STAR ACQUISITION CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Golden Star Acquisition Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Golden Star Acquisition Corporation (the “Company”) as of May 4, 2023, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of May 4, 2023, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statement has been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statement, the Company has no revenue and it incurred and expects to continue to incur significant professional costs to remain as a publicly traded company and to incur significant transaction costs in pursuit of the consummation of a Business Combination. The Company’s cash and working capital as of May 4, 2023, are not sufficient to complete its planned activities one year from the issuance date of the financial statement. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1 to the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2021.

Irvine, California
May 10, 2023

Golden Star Acquisition Corporation

Balance Sheet

As of May 4,
2023
Assets
Current assets:
Cash held in trust account	$70,337,518
Total assets	$70,337,518

Liabilities and shareholders’ (deficit)
Current liabilities:
Accrued offering cost and other liabilities	$303,810
Deferred underwriting commissions	1,725,000
Total current liabilities	2,028,810

Commitments and contingencies
Ordinary shares subject to possible redemption, 6,900,000 shares at redemption value of $10.10 per share	69,690,000

Shareholders’ (deficit):
Ordinary shares, par value $0.001, authorized 50,000,000 shares; 2,032,000 shares issued and outstanding (excluding 6,900,000 shares subject to possible redemption)	2,032
Accumulated deficit	(1,383,324)
Total shareholders’ (deficit)	(1,381,292)
Total liabilities and shareholders’ (deficit)	$70,337,518

The accompanying notes are an integral part of the financial statement

GOLDEN STAR ACQUISITION CORPORATION

NOTES TO FINANCIAL STATEMENT

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Golden Star Acquisition Corporation (the “Company”) is a blank check company incorporated in the Cayman Islands on July 9, 2021. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (“Business Combination”).

Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on businesses that have a connection to the Asian market. The Company is an early stage and emerging growth company and, as such, the Company is subject to all the risks associated with early stage and emerging growth companies.

The Company’s Sponsor is G-Star Management Corporation, a British Virgin Islands incorporated company (the “Sponsor”). At May 4, 2023, the Company had not yet commenced any operations. All activity through May 4, 2023 relates to the Company’s formation and its initial public offering (the “IPO”). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s IPO was declared effective on May 1, 2023. On May 4, 2023, the Company consummated the IPO of 6,000,000 units (“Units” and, with respect to the Ordinary Shares included in the Units being offered, the “Public Shares”) at $10.00 per Unit, generating gross proceeds of $60,000,000 which is described in Note 3. On the closing date, the underwriter purchased an additional 900,000 Units at $10.00 per Unit pursuant to the exercise of the over-allotment option, generating additional gross proceeds to the Company of $9,000,000. Simultaneously with the closing of the IPO, the Company consummated the Private Placement of an aggregate of 307,000 units to the Sponsor at a purchase price of $10.00 per Private Placement Unit (the “Private Units”), generating gross proceeds to the Company in the amount of $3,070,000 (See Note 4).

Offering costs amounted to $3,752,890 consisting of $1,380,000 of underwriting fees, $1,725,000 of deferred underwriting commissions (which are held in the Trust Account as defined below), and $647,890 of other offering costs. As described in Note 6, the $1,725,000 of deferred underwriting commissions is contingent upon the consummation of a Business Combination, subject to the terms of the underwriting agreement.

The Trust Account

As of May 4, 2023, a total of $70,337,518 of the net proceeds from the IPO and the Private Placement transaction completed with the Sponsor, was deposited in a trust account established for the benefit of the Company’s public shareholders with Wilmington Trust, National Association acting as trustee. The amount of funds currently held in the trust account in excess of $69,690,000 will be transferred to the Company’s cash account for use as its working capital.

The funds held in the Trust Account will be invested only in United States government treasury bills, bonds or notes having a maturity of 180 days or less, or in money market funds meeting the applicable conditions under Rule 2a-7 promulgated under the Investment Company Act and that invest solely in United States government treasuries. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay certain expense or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the Company’s liquidation.

Going Concern Consideration

As of May 4, 2023, the Company had a working capital of $343,708, which excludes $69,690,000 of cash held in the trust account subject to possible redemption and the liability for deferred underwriting commissions of $1,725,000.

The Company has incurred and expects to continue to incur significant professional costs to remain as a publicly traded company and to incur significant transaction costs in pursuit of the consummation of a Business Combination. These conditions raise substantial doubt about the Company’s ability to continue as a going concern one year from the issuance date of the financial statement. Prior to consummation of a Business Combination, the Company has the ability to secure additional funding from the Sponsor. There is no assurance that the Company’s plans to consummate a Business Combination will be successful within 9 months (or 21 months, as applicable). The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of expenses during the reporting period. Accordingly, the actual results could differ significantly from those estimates.

Cash in Escrow

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents and held all its cash balance in an escrow account under the custody of a third-party escrow agent before it was closed on April 6, 2023. There was no balance of cash in escrow as of May 4, 2023.

Offering Costs Associated with The Initial Public Offering

The Company complies with the requirements of the Financial Accounting Standard Board (the “FASB”) Accounting Standards Codification (“ASC”) 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A – “Expenses of Offerings.” Offering costs, consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering, were charged to shareholders’ equity upon the completion of the Initial Public Offering. The Company allocates offering costs between public shares and public rights based on the estimated fair values of public shares and public rights at the date of issuance.

Cash Held in Trust Account

As of May 4, 2023, cash held in trust account was held in cash and with amount $70,337,518, of which amounts of $647,518 in excess of $69,690,000 will be transferred to the Company’s own cash account for use as its working capital.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its Ordinary Shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable Ordinary Shares (including Ordinary Shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, Ordinary Shares are classified as shareholders’ equity. The Company’s public shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of May 4, 2023, Ordinary Shares subject to possible redemption are presented at redemption value of $10.10 per share as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company complies with the accounting and reporting requirements Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits as of May 4, 2023, and no amounts were accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the periods presented.

On August 16, 2022, the U.S. Government enacted legislation commonly referred to as the Inflation Reduction Act. The main provisions of the Inflation Reduction Act (the “IR Act”) that we anticipate may impact us is a 1% excise tax on share repurchases. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Because there is possibility that the Company may acquire a U.S. domestic corporation or engage in a transaction in which a domestic corporation becomes parent or affiliate to the Company and the Company may become a “covered corporation” as a listed Company in Nasdaq. The management team has evaluated the IR Act as of May 4, 2023 and does not believe it would have a material effect on the Company, and will continue to evaluate its impact.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Fair Value Measurement

ASC 820 establishes a fair value hierarchy that prioritizes and ranks the level of observability of inputs used to measure investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment, characteristics specific to the investment, market conditions and other factors. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurements) and the lowest priority to unobservable inputs (Level III measurements).

Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets will typically have a higher degree of input observability and a lesser degree of judgment applied in determining fair value.

The three levels of the fair value hierarchy under ASC 820 are as follows:

Level I—Quoted prices (unadjusted) in active markets for identical investments at the measurement date are used.

Level II—Pricing inputs are other than quoted prices included within Level I that are observable for the investment, either directly or indirectly. Level II pricing inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, inputs other than quoted prices that are observable for the investment, and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level III—Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. The inputs used in determination of fair value require significant judgment and estimation.

In some cases, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the investment is categorized in its entirety is determined based on the lowest level input that is significant to the investment. Assessing the significance of a particular input to the valuation of an investment in its entirety requires judgment and considers factors specific to the investment. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the perceived risk of that investment.

The Company’s permitted investments, which were invested on May 8, 2023 subsequent to the balance sheet date, are classified as Level 1.

Recently Issued Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement

NOTE 3. INITIAL PUBLIC OFFERING

On May 4, 2023, the Company sold 6,900,000 Units (including the issuance of 900,000 Units as a result of the underwriter’s fully exercise of the over-allotment) at a price of $10.00 per Unit, generating gross proceeds of $69,000,000 related to the IPO. Each Unit consists of one Ordinary Share and one right to receive two-tenth (2/10) of an Ordinary Share upon the consummation of an Initial Business Combination. Each five rights entitle the holder thereof to receive one Ordinary Shares at the closing of a Business Combination. No fractional shares issued upon separation of the Units.

At May 4, 2023, Ordinary Shares reflected in the balance sheet are reconciled in the following table:

Gross proceeds from public units	$69,000,000
Less:
Proceeds allocated to public rights	(13,059,498)
Offering costs allocated to public shares	(3,042,588)
Plus:
Accretion of carrying value to redemption value	16,792,086
Ordinary Shares subject to possible redemption	$69,690,000

NOTE 4. PRIVATE PLACEMENT

Concurrently with the closing of the IPO, the Sponsor purchased an aggregate of 307,000 Private Units at a price of $10.00 per Private Unit for an aggregate purchase price of $3,070,000 in a Private Placement. The Private Units are identical to the Public Units except with respect to certain registration rights and transfer restrictions. The proceeds from the Private Units were added to the proceeds from the IPO to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Units and all underlying securities will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On September 17, 2021, the Company issued 2,875,000 founder shares to the Sponsor (“Founder Shares”) for $25,000. On December 14, 2022, the Sponsor surrendered 1,150,000 shares for no consideration. All share amounts and related information have been retroactively restated to reflect the share surrender (see Note 7). As a result of such share surrender, the Sponsor of the Company held 1,725,000 Founder Shares as of December 31, 2022, which include an aggregate of up to 225,000 Ordinary Shares subject to forfeiture to the extent that the underwriters’ overallotment was not exercised in full or in part.

On May 4, 2023, since the underwriters exercised the over-allotment in full, no Founder Shares are subject to forfeiture.

Promissory Note — Related Party

On August 11, 2021, the Company issued an unsecured promissory note to the Sponsor which was later amended on January 12, 2022 and January 4, 2023. Pursuant to the promissory note and its amendments (the “Promissory Note”), the Company may borrow up to an aggregate principal amount of $500,000, which is non-interest bearing and payable on the earlier of (i) December 31, 2023 or (ii) the consummation of the IPO. The Company drew down of $500,000 proceeds before February 14, 2023. On April 6, 2023, the Company transferred all cash balance of $181,573 in the escrow account to the Sponsor, which deemed to be a partial repayment of the principal under the Promissory Note. As of May 4, 2023, the remaining balance was fully repaid upon the consummation of the IPO.

Due to Sponsor

During the period from January 1, 2023 to May 4, 2023, the Sponsor paid on behalf of the Company for IPO related costs and administrative expenses in an aggregate amount of $18,610. The net balance of due to Sponsor was $16,310 after off-setting with the $2,300 balance of due from Sponsor carried from prior year. On May 4, 2023, the net balance of due to Sponsor was fully repaid upon the consummation of the IPO.

NOTE 6. COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of this financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. Further, the impact of this action and related sanctions on the world economy is not determinable as of the date of this financial statement. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of this financial statement. The management will continuously evaluate the effect to the Company.

Registration Rights

The holders of the Founder Shares and Private Placement Units are entitled to registration rights pursuant to a registration rights agreement signed on May 1, 2023. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company engaged Ladenburg Thalmann & Co. Inc. as its underwriter. The Company granted the underwriters a 45-day option to purchase up to 900,000 additional Units to cover over-allotments at $10.00 per Unit, less the underwriting discounts and commissions. On May 4, 2023, the underwriters exercised the over-allotment in full.

On May 4, 2023, the Company paid a cash underwriting commission of 2.0% of the gross proceeds of the IPO, or $1,380,000.

The underwriters are entitled to a deferred underwriting commission of 2.5% of the gross proceeds of the IPO, or $1,725,000, which will be paid from the funds held in the Trust Account upon completion of the Company’s initial Business Combination subject to the terms of the underwriting agreement.

Administrative Services Agreement

The Company entered into an administrative services agreement, commencing on May 1, 2023, through the earlier of the Company’s consummation of a Business Combination or its liquidation, to pay to the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to members of the Company’s management team.

NOTE 7. SHAREHOLDERS’ EQUITY

Ordinary Shares — The Company is authorized to issue 50,000,000 Ordinary Shares, with a par value of $0.001 per share. Holders of the Ordinary Shares are entitled to one vote for each Ordinary Share. As of May 4, 2023, there were 2,032,000 Ordinary Shares issued and outstanding, excluding 6,900,000 Ordinary Shares subject to possible redemption.

Note 8. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to May 10, 2023, the date the financial statement was issued. Based upon the review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.